Keystone Large Cap Growth Fund, a series of the Keystone Mutual Funds

Prospectus dated August 7, 2006, as supplemented August 15, 2007

This Prospectus contains information you should know before investing, including information about risks.  Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities nor has it determined that this Prospectus is accurate or complete.  It is a criminal offense to represent otherwise.

Investment Products Offered
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 Are Not FDIC Insured
 May Lose Value
 Are Not Bank Guaranteed
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FUND SUMMARY

Investment Objective

The Keystone Large Cap Growth Fund’s investment objective is long-term growth of capital.

Principal Investment Strategies

The Keystone Large Cap Growth Fund (the “Fund”) is a diversified, open-end management investment company that invests primarily in equity securities of U.S. companies. Unlike many equity funds, the Fund focuses on a relatively small number of intensively researched companies.

Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000® Growth Index.  The Fund generally will invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

Normally, the Fund invests in approximately 40-60 companies that the Fund’s adviser, Cornerstone Capital Management, Inc. (the “Adviser”), believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.  The 25 most highly regarded of these companies usually constitute approximately 70% or more of the Fund’s net assets.  Notwithstanding this focus, the Fund has no policy to concentrate in securities of issuers in a particular industry or group of industries.  Because the Adviser’s approach focuses on individual stock selection, the Adviser believes that any resulting industry and sector concentrations are byproducts of this investment selection process.  As an operating policy, however, the Adviser does not intend for investments in any one particular industry or group of industries to exceed 50% of the Fund’s net assets.

During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio.  Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio.  Through this process, the Adviser tends to add to positions on price weakness and sell into price strength, all else being equal and assuming long-term company fundamentals are intact.  Risk is therefore increased during periods of weakness and reduced during periods of strength.  The Adviser uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

In pursuing its objective, the Fund may also purchase the stocks of non-U.S. companies whose shares trade in the U.S. markets or on U.S. exchanges, convertible securities and exchange-traded funds. The Fund may also use derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the Fund’s return.

You should consider an investment in the Fund as a long-term investment.  The Fund’s returns will fluctuate over long and short periods.

Principal Risks

The Fund is designed for investors seeking capital appreciation in their investment over the long term.  Those investors should be willing to assume the risks of share price fluctuations that are typical for a fund focusing on stock investments.  The Fund is not a complete investment program.  There is no assurance the Fund will achieve its investment objective and the loss of your money is a risk of investing in the Fund.

Market Risk.  This is the risk that the value of the Fund’s investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

Focused Growth Portfolio Risk.  Because the Fund invests in a limited number of companies, it may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Management Risk.   The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  Also, although the Adviser is experienced in managing accounts with investment objectives and strategies similar to those of the Fund, the Adviser has no history of advising a registered investment company such as the Fund and there can be no assurance that the Fund’s investment objective will be achieved.

Allocation Risk.  This is the risk that the allocation of the Fund’s investments among economic sectors may have a more significant effect on the Fund’s net asset value when one of these sectors is performing more poorly than the others.

Industry Risk.  This is the risk of investments related to any one industry. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of the Fund’s investments.

Credit Risk.  This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.  The degree of risk for a particular security may be reflected in its credit rating.

Foreign Risk.  This is the risk of investments in issuers located in foreign countries. A fund investing in the securities of foreign issuers may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies.  This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  Additionally, foreign securities issuers may not be subject to the same degree of regulation as U.S. issuers.  Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.  Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country.  In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment.

Derivative Instrument Risk.  The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the Adviser anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument; and, particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Fund worse off than if it had not entered into the position. If the Fund uses derivative instruments and the Adviser’s judgment proves incorrect, the Fund’s performance could be worse than if it had not used these instruments.

New Fund Risk.  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.  A liquidation can be initiated by the Board of Trustees without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

FUND PERFORMANCE

This Prospectus does not include performance information because, as of the date of this Prospectus, the Fund had not completed a full year of operation.  Please contact shareholder services at the telephone number on the back cover of this Prospectus to obtain the Fund’s performance information. Please remember that the Fund is intended to be a long-term investment, and that performance results are historical.  Past performance (particularly over a short-term period) is not predictive of future results.

FUND FEES AND EXPENSES

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund.  The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services.  Those expenses are subtracted from the Fund’s assets to calculate the Fund’s net asset value per share.  Therefore all shareholders pay those expenses indirectly.  Shareholders pay other expenses directly, such as sales charges.

Shareholder Fees (1) (fees paid directly from your investment)	Class A Shares	Class C Shares
Maximum sales charge (load) imposed on purchases	4.25%	None
Maximum deferred sales charge (load)	None	1.00%
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares	Class C Shares
Management Fees	.70%	.70%
Distribution and/or service (12b-1) Fees	.30%	1.00%
Other Expenses (2)	.63%	.63%
Total Annual Fund Operating Expenses	1.63%	2.33%
Less: Expense reduction/reimbursement	.13%	.13%
Net Expenses (3)	1.50%	2.20%

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.  Please note that the one-year figure below is based on the  Fund’s net expenses after giving effect to the expense limitation in the agreement described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Class A	$571	$879
Class C	$223	$688

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(1) You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

(2) Because the Fund is new, these expenses, which include custodian, transfer agency, and other customary Fund expenses, are based on estimated amounts for the Fund’s current fiscal year.

(3) The Fund and the Adviser have entered into an Expense Limitation Agreement which requires the Adviser to reduce its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Class A and Class C shares do not exceed 1.50%  and 2.20%, respectively, of the Fund’s average net assets, excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses, until November 1, 2008.  The Adviser may request a reimbursement of any reduction in advisory fees or payment of expenses made by the Adviser within three years following the year to which the reduction or payment relates if the Fund’s expenses are less than the above limit agreed to by the Fund.  Any such reimbursement is subject to Board of Trustees review and approval.

The Fund is responsible for its own operating expenses.  Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reduce its fees and/or pay expenses of the Fund to ensure that the total amount of Fund normal operating expenses for Class A shares does not exceed 1.50% and for Class C shares does not exceed 2.20% of the Fund’s average daily net assets until November 1, 2008.  Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on Fund expenses.  This agreement may be terminated by the Adviser only with the approval of the Fund’s Board of Trustees.

MANAGEMENT OF THE FUND

Investment Adviser

The Fund’s investment adviser is Cornerstone Capital Management, Inc. (the “Adviser”), which is located at 7101 West 78th Street, Suite 201, Bloomington, Minnesota 55439.  The Adviser has been providing investment advisory services to institutional and high net worth clients since 1993.

Subject to policies adopted by the Fund’s Board of Trustees, the Adviser directs the purchase or sale of investment securities in the day-to-day management of the Fund’s investment portfolio.  The Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization.  The Fund pays Cornerstone an annual fee for managing the Fund’s assets equal to .70% of the Fund’s average daily net assets.  A discussion of the basis for the Board of Trustees’ approval of the investment advisory contract with the Adviser will be available in the Fund’s semi-annual report for the fiscal period ending November 30, 2006.

The Adviser may act as an investment adviser to other persons, firms, corporations and private investment funds.  The Adviser may receive management fees that may be higher or lower than the advisory fees it receives from the Fund.  Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund.  The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund.  If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity.  It is the Adviser’s policy to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.  When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions will generally be averaged as to price and will share transaction costs pro rata.

Portfolio Manager

The day-to-day management of and investment decisions for the Fund’s portfolio are made by Thomas G. Kamp, who has been responsible for the Fund’s management since its inception.  Mr. Kamp joined Cornerstone in February 2006 and serves as its Chief Investment Officer.  Prior to joining Cornerstone, Mr. Kamp was Senior Vice President of Alliance Capital Management Corporation and a member of its Large Cap Growth Investment Team.  Mr. Kamp was associated with Alliance Capital Management Corporation from 1993 to February 2006.  While at Alliance Capital Management Corporation, Mr. Kamp had primary responsibility for the day-to-day management of the AllianceBernstein Large Cap Growth Fund from 2003 to February 2006.  The Fund’s SAI contains information about Mr. Kamp’s compensation, other accounts he manages and his ownership of Fund shares.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

This section of the Prospectus provides a more complete description of the Fund’s investment objective, principal strategies and risks.  There can be no assurance that the Fund will achieve its investment objective and an investor may lose money by investing in this Fund.  Except as noted, (i) the Fund’s investment objective is “fundamental” and cannot be changed without a shareholder vote, and (ii) the Fund’s investment policies are not fundamental and thus can be changed without a shareholder vote.  Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment.  Generally, changes in the market value of securities in the Fund’s portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

Investment Objective

The Fund’s investment objective is long-term growth of capital and cannot be changed without shareholder approval.

Principal Investment Strategies and Risks

The Fund’s principal investment strategies are also discussed in the “Fund Summary” section above and expanded upon below. These are the strategies that the Fund’s Adviser believes are most likely to be important in trying to achieve the Fund’s investment objective. The description of the principal risks for the Fund is also set forth in the “Fund Summary” section above.

The Fund will invest predominantly in equity securities of a limited number of large, carefully selected U.S. companies that Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects and which the Adviser judges likely to achieve superior earnings growth.  Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization growth companies.  For purposes of this policy, net assets includes any borrowings for investment purposes.  For these purposes, “large capitalization growth companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000® Growth Index.  The Fund generally will invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

Common stocks represent shares of ownership in a company.  After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or in reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Normally, about 40-60 companies will be represented in the Fund’s portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% or more of the Fund’s net assets.  The Fund is thus different from most equity mutual funds in its focus on a relatively small number of intensively researched companies.  The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

The Adviser’s investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers.  An emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.  The Adviser also looks for companies whose substantially above average prospective earnings growth is not fully appreciated by the market or reflected in current market valuations.

In managing the Fund, the Adviser seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings.  The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes.  During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio.  Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio.  Through this process, the Adviser tends to add to positions on price weakness and sell into price strength, all else being equal and assuming long-term company fundamentals are intact.  Risk is therefore increased during periods of weakness and reduced during periods of strength.  The Adviser uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

Other Principal Investment Strategies and Related Risks

Fund investments are primarily in common stocks (normally, at least 80% of net assets), and, to a lesser degree, other types of securities as described below.  This section provides information about some investment strategies and techniques that the Adviser will likely use to achieve the Fund’s objective.

Futures and Options:  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor “writes” or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of the Fund’s net asset value.  The total market value of securities covering call or put options may not exceed 25% of the Fund’s total assets. No more than 5% of the Fund’s total assets will be committed to premiums when purchasing call or put options.

Exchange-Traded Funds:  The Fund may invest in exchange-traded funds (ETFs), which are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Fund purchases an ETF to gain exposure to a portion of the U.S. market without purchasing all of the underlying securities.  The Fund’s investment in ETFs will be limited by the requirements of Section 12(d) of Investment Company Act of 1940, to the extent applicable, which sets forth certain limitations regarding investment companies investing in other investment companies.  Section 12(d)(1) prohibits the Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.

The main risk of investing in index-based investments like an ETF is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of an ETF, the Fund would bear its pro rata portion of the ETF’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). ETFs may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Fund, to acquire their securities in excess of the limits of Section 12(d)(1).

Convertible Securities and Warrants:  The Fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities.  Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Some convertibles combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers.  The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security.  As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock.  Convertible debt securities that are rated Baa or lower by Moody’s or BBB or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those ratings.

Other Non-Principal Investment Strategies and Techniques and Related Risks

This section provides information about some investment strategies and techniques that the Fund’s Adviser might use to achieve the Fund’s objective.   The Adviser might not use all of the different types of techniques and investments described below.  You should be aware that the Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI).

Illiquid and Restricted Securities:  These securities include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may have resale restrictions and be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the Fund may only be able to sell such securities at prices substantially less than what the fund believes they are worth.  The Fund will not invest more than 15% of its net assets in illiquid or restricted securities.  Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit.

Initial Public Offerings:  When deemed appropriate by the Adviser, the Fund may invest up to 5% of its net assets in companies at the time of their initial public offering (IPO). Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Real Estate Investment Trusts (REITs). When deemed appropriate by the Adviser, the Fund may invest up to 5% of its net assets in securities of REITs. REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.  REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in a REIT indirectly through a fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REIT in which the fund invests.

Temporary Defensive Investments:  For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, the Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality debt securities.  These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds.  While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.”  The Fund is actively managed and, in some cases in response to market conditions, the Fund’s portfolio turnover may exceed 100%, although the Adviser expects annual portfolio turnover to be less than 100%.  A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders.  High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report in being made.  The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters.  These required filings are publicly available on the SEC’s website at www.sec.gov.  Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

SHAREHOLDER SERVICE INFORMATION

Pricing of Fund Shares

The price for Fund shares is the net asset value (“NAV”) per share.  The NAV of Fund shares is determined at the close of regular trading hours (normally 4:00 p.m. Eastern Time) of the New York Stock Exchange (“NYSE”) each day the NYSE is open.  It is not calculated on days the NYSE is closed for trading.  The NYSE is open for trading Monday through Friday, except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. Your purchase and redemption requests are priced at the next NAV calculated after receipt of a properly completed purchase or redemption order.  The NAV per share is determined by dividing the total value of the Fund’s securities and other assets, less its liabilities, by the total number of shares outstanding.

The Fund uses the following methods to value securities held in its portfolio:

Securities listed on the U.S. stock exchanges or the NASDAQ® Stock Market are valued at the last sale price on such market, or if such a price is lacking, for the trading period immediately preceding the time of determination, such securities are valued at their current bid price;

Securities that are traded in the over-the-counter market are valued at their current bid price;
Short-term money market securities maturing within 60 days are valued on the amortized cost basis; and
Securities for which market quotations are not readily available shall be valued at their fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees.

The market value of the securities in the Fund’s portfolio changes daily and the NAV of Fund shares changes accordingly.

Fair Value Pricing

The Fund normally invests in common stock of domestic issuers listed on the NYSE or the NASDAQ® Stock Market, the substantial majority of which are large capitalization, highly liquid securities.  Nonetheless, these securities may at times not have market quotations readily available, including, but not limited to, such instances where the market quotation for a security has become stale, sales of a security have been infrequent, or where there is a thin market in the security.  To address these situations, the Board of Trustees has adopted and approved a fair value pricing policy for the Fund.  When a security is fair valued, it is priced at the amount that the owner of the security might reasonably expect to receive upon its current sale.

Because fair value pricing is subjective in nature, there can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.  There can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold.  Furthermore, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued using market quotations.

The Fund’s Board of Trustees reviews the fair value pricing policy periodically.  See the SAI for more information about the pricing of the Fund’s shares.

HOW TO BUY FUND SHARES

This section discusses how to buy, sell or redeem, or exchange different classes of shares in the Fund that are offered in this Prospectus.  The Fund offers two classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses.  For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see “Different Share Class Expenses” and “The Advantages and Disadvantages of Different Share Classes” below.  Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under “Sales Charge Reduction Programs” below.

In compliance with the USA Patriot Act of 2001, please note that U.S. Bancorp Fund Services, LLC (“USBFS”), the transfer agent for the Fund, will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted. Please contact shareholder services at 866-596-FUND if you need additional assistance when completing your account application.

If we cannot confirm your identity through reasonable means, your account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within 5 business days if clarifying information or documentation is not received.

When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

▪	The name of the Fund and account number;
▪	The dollar amount of shares to be purchased;
▪	Authorized signatures of all registered owners;
▪	Account application form or investment stub; and
▪	Check payable to “Keystone Large Cap Growth Fund.”

Different Share Class Expenses

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and service fees (12b-1 fees), initial sales charges and/or contingent deferred sales charges (“CDSCs”). Please see below for a discussion of how CDSCs are calculated.  Only Class A shares offer Quantity Discounts, as described below under “Sales Charge Reduction Programs.”

The Fund issues its shares in two classes- Class A and Class C- each of which have different cost structures. You should decide which class best suits your needs.

Class A shares may be a better choice if your investment qualifies for a reduced sales charge.

Class A Shares.   Class A shares have:

•	a front-end sales charge, which is reduced for larger purchases; and

•	annual distribution and shareholder servicing (12b-1) fees of 0.30%.

Class C Shares.   Class C shares have:

•	no front-end sales charge; and
•	a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase; and
•	annual distribution and shareholder servicing (12b-1) fees of 1.00%.

Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

The Fund has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based  distribution and/or service fees for the distribution and sale of its shares.  A 12b-1 fee is a fee deducted from a fund’s assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries.  The amount of each share class’s 12b-1 fee, is disclosed below and in the Fund’s fee table near the front of the Prospectus.

The amount of these fees for each class of the Fund’s shares is:

Distribution and/or Service (Rule 12b-1) Fee
(as a Percentage of Aggregate Average Daily
Net Assets)
------------------------------------------------
Class A                                           .30%
Class C                                         1.00%

Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C shares are subject to higher 12b-1 fees than Class A shares.  The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares.  All or some of these fees may be paid to financial intermediaries, including your financial adviser’s firm.

Class A Shares--Initial Sales Charge Alternative

Your purchase price for Class A shares is typically the NAV of your shares, plus a front-end sales charge, as set forth below. Sales charges vary depending on the amount of your purchase. The Fund’s distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.  Purchases of Class A shares in excess of $1,000,000 are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%.

	Sales Charge
Amount Purchased	As % of Net Amount Invested	As % of Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price

Up to $100,000	4.44%	4.25%	4.00%
$100,000 up to $250,000	3.36	3.25	3.00
$250,000 up to $500,000	2.30	2.25	2.00
$500,000 up to $1,000,000	1.78	1.75	1.50
$1,000,000 and above	0.00	0.00	0.00

Class C Shares--Asset-Based Sales Charge Alternative

Your purchase price for Class C shares is their NAV -- there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be redeemed in the order that minimizes your CDSC.

Although you pay no front-end sales charge when you purchase Class C shares, the Fund’s distributor pays a sales commission of 1% of the amount invested to investment professionals or participating institutions that sell Class C shares.  The distributor receives any CDSC imposed when you redeem your Class C shares.

How is the CDSC Calculated?

The CDSC is applied to the lesser of the NAV at the time of redemption or the original cost of shares being redeemed.  This means that no CDSC is assessed on increases in NAV above the initial purchase price.  Shares obtained from dividend or distribution reinvestment are not subject to the CDSC.  In determining the CDSC, shares not subject to CDSC will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Sales Charge Reduction Programs

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to the Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

Required Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction.  Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder’s account.  A shareholder may have to provide information or records to his or her financial intermediary or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers.  This may include information or records, including account statements, regarding shares of the Fund held in:

•	all of the shareholder’s accounts at the Fund or a financial intermediary;

•	any account of the shareholder at another financial intermediary; and

•	accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

You Can Reduce Sales Charges when Buying Class A Shares

Breakpoints and Quantity Discounts

The Fund offers investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances.  These discounts, which are also known as breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment.  Mutual funds are not required to offer breakpoints, and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges.  A shareholder investing more than $100,000 in Class A shares of the Fund is eligible for a reduced sales charge.  Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a one percent, one-year CDSC may apply.  For the breakpoint and quantity discount amounts, please see the chart in the section Class A Shares--Initial Sales Charge Alternative above.

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Fund with the value of existing investments in the Fund.  The Fund uses the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

A shareholder may also qualify for a Quantity Discount by combining concurrent and prior purchases in other Class A accounts.  You may combine purchases made by you, your spouse, children under 21, as well as purchases in individual retirement accounts, personal trust accounts, and employee benefit plans.

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Fund offers a Letter of Intent (LOI), which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund within 13 months. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to 4.25% of the amount of the LOI will be held in escrow during the 13-month period.  If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

If you establish an LOI with Keystone Large Cap Growth Fund you can aggregate your accounts as well as the accounts of your immediate family members as described in the Combined Purchase Privilege.  You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Other Programs

Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under “CDSC Waivers and Other Programs” below.

Class A Shares--Sales at NAV

The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

•	investment management clients of the Adviser;

•
present full-time employees and former employees (for subsequent  investment in accounts established during the course of their employment) of the Adviser or their spouses, siblings, parents or children or any trust, individual retirement account or retirement plan account for the benefit of such person;

•	officers and trustees of the Fund;

•	officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person;

•	fee-based registered investment advisers, financial planners, bank trust departments or registered broker-dealers who are purchasing shares on behalf of their clients or customers; or

•	401(k), 403(b) and 457 plans, and profit sharing and pension plans that invest $1 million or more or have more than 100 participants.

CDSC Waivers and Other Programs

Here are some ways to avoid or minimize charges on redemption.

CDSC Waivers

The Fund will waive the CDSCs on redemptions of Class C shares in the following circumstances:

•	following the death or disability of a shareholder;

•	if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2; or

•
if the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program

Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund under the Fund’s Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of the Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

The Advantages and Disadvantages of Different Share Classes

The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a longer-term investing time frame.

Class C shares are subject to a higher distribution fee indefinitely but do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares may be most appropriate for investors with a shorter-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A or Class C shares. See “Payments to Financial Advisers and their Firms” below.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase or sale of Class A of Class C shares made through your financial adviser. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial adviser for assistance in choosing a class of Fund shares.

Payments to Financial Advisers and Their Firms

Financial intermediaries market and sell shares of the Fund. A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund’s shareholders. Financial intermediaries may include, among others, your broker, your financial planner or adviser, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisers who deal with you and other investors on an individual basis. These financial intermediaries employ financial advisers and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or 12b-1 fee that you or the Fund may pay. Your individual financial adviser may receive some or all of the amounts paid to the financial intermediary that employs him or her.

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the Distributor to financial intermediaries selling Class A shares.  Additionally, up to 100% of the 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class C shares, the Distributor will pay, at the time of your purchase, a commission to firms selling Class C Shares in an amount equal to 1% of your investment. Additionally, up to 100% of the 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

The Adviser may pay amounts from its own assets to selling or servicing agents of the Fund for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Fund, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Fund, including, for example, presenting the Fund on “preferred” or “select” lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser may pay amounts from its own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Fund’s transfer agent. The Fund also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Fund and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your financial adviser or other intermediary.

Although the Fund may use brokers who sell its shares to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers to effect portfolio transactions.

Minimum Investment

The minimum investment amount for Class A and Class C shares is as follows:

Initial Investment	Automatic Investment Program	Subsequent Investment
$2,500	$100	$100

If you purchase through a financial intermediary, you may purchase in lesser amounts, subject to minimums imposed by the financial intermediary.  The Fund has the right to waive these minimums for employees of the Fund’s Adviser and their immediate family members.

Financial Intermediaries

You may also purchase shares of the Fund through a third party financial intermediary, such as a broker-dealer (including one that sponsors a mutual fund supermarket program), financial institution or other financial service firm. When you purchase shares of the Fund through a financial intermediary, the financial intermediary may be listed as the shareholder of record of the shares. In addition, a financial intermediary may use procedures and impose restrictions that are different from those applicable to shareholders that invest in the Fund directly.

The price per share you will receive will be the NAV next computed after your request is received in good order by the financial intermediary.

If you intend to invest in the Fund through a financial intermediary, you should read the program materials provided by the financial intermediary as a supplement to this Prospectus. Financial intermediaries may charge you transaction-based fees or other charges for the services they provide to you. These charges are retained by the financial intermediary and are not paid to the Fund or the Adviser.

Buying Shares by Mail

Complete an application and send it to the address below, with a check for at least the minimum amount and made payable to “Keystone Large Cap Growth Fund”:

By Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC PO Box 701 Milwaukee, WI 53201-0701	By Overnight or Express Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

NOTE:	USBFS will charge your account a $25 fee for any payment returned. In addition, you will be responsible for any losses suffered by the Fund as a result.

Buying Shares by Wire

If you are making an initial investment in the Fund by wire transfer, please contact the Fund by phone before you wire funds to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and within 24 hours a service representative will provide you with an account number and wiring instructions. You may then contact your bank to wire funds according to the instructions you were given. Your initial purchase will be placed as of the date the funds are received, provided the funds are received before the close of the market. If the funds are received after the close of the market, your shares will be purchased using the next business day’s closing NAV.

For subsequent investments by wire, please contact the transfer agent at 1-866-596-FUND prior to sending your wire. This will alert the Fund to your intention and will ensure proper credit when your wire is received. Instruct your bank to wire transfer your investment to:

U.S. Bank, N.A.
777 E. Wisconsin Ave
Milwaukee, Wisconsin 53202
ABA Number: 075000022
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
Further credit to: Keystone Large Cap Growth Fund
Shareholder account name and account number

The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Buying Shares by Telephone

If you have completed the Telephone Purchase Authorization section of the New Account Application Form, you may purchase additional shares of the Fund, in amounts of $100 or more, by telephoning shareholder services toll free at 1-866-596-FUND This option allows you to move money from your bank account to the Fund account upon request. Only bank accounts held at U.S. banks that are Automated Clearing House (“ACH”) members may be used for telephone transactions. Shares will be purchased in your account at the NAV determined on the day of your order, as long as your order is received prior to 4:00 p.m. Eastern time. If your payment is rejected by your bank, the transfer agent will charge your account a $25 fee.

Purchase In Kind

You may, subject to the approval of the Fund, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment processes, goals and philosophy) and that have values that are readily ascertainable in accordance with the Fund’s valuation policies.  Call shareholder services at 1-866-596-FUND if you would like to purchase Fund shares with other securities.

Automatic Investment Program

You may purchase Fund shares automatically from your bank under the automatic investment program, which allows monies to be transferred directly from your checking or savings account to invest in the Fund.

▪	Purchases may be made on the schedule—weekly, monthly, bi-monthly or quarterly—you select.
▪	To be eligible, your account must be maintained at a domestic financial institution that is an ACH member.
▪	You may sign up for the automatic investment program by completing an application form.
▪	Minimum initial investment is $100 (for automatic investment program only).
▪	Minimum subsequent investment is $100.

Please call our shareholder services at 1-866-596-FUND for more information about participating in the program. USBFS will charge your account a $25 fee for any ACH payment that is not honored.

Choosing a Distribution Option

When you complete your account application, you may choose from three distribution options.

1.	You may invest all income dividends and capital gains distributions in additional shares of the Fund. This option is assigned automatically if no other choice is made.
2.	You may elect to receive income dividends and capital gains distributions in cash.
3.	You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of the Fund.

If you elect to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. You may change your election at any time. Your request for a change must be received in writing by USBFS prior to the record date for the distribution for which a change is requested.

Retirement Plans

Tax-deferred retirement plans including:

▪	IRAs;
▪	Keogh accounts;
▪	SEP accounts; and
▪	Other ERISA-qualified plans

may invest in the Fund, subject to the other requirements of the Fund. If a plan has already been established with a custodian or trustee, the plan may purchase shares of the Fund in the same manner as any other shareholder, subject to any special charges imposed by the plan’s custodian or trustee.

If you want to establish an individual retirement account naming USBFS as custodian, please call our shareholder services at 1-866-596-FUND for information and forms.

Additional Purchase Information

The Fund reserves the right to reject your purchase order and suspend the offering of the Fund’s shares to you if management determines the rejection or suspension is in the best interests of the Fund.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Stock Certificates

The issuance of Fund shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place. For investor convenience and to avoid additional operating costs, the Fund does not expect to issue share certificates.

The Fund and USBFS are available to assist you in opening accounts and when purchasing or redeeming shares.

Householding

In an effort to decrease costs, the Fund will start reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free at 1-866-596-FUND to request individual copies of these documents, or if your shares are held through a financial institution please contact them directly. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

HOW TO REDEEM FUND SHARES

You may redeem all or a portion of your shares on any business day. Shares of the Fund are redeemed at the next NAV calculated after the Fund has received your redemption request in good order. Payment is typically made within one or two business days of receipt of a valid redemption request.

Redemption by Mail

You may mail your redemption request to:

By Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC PO Box 701 Milwaukee, WI 53201-0701	By Overnight or Express Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

It is important that your redemption request be mailed to the correct address and be in good order. If a redemption request is inadvertently sent to the Fund at its corporate address, it will be forwarded to USBFS, but the effective date of the redemption will be delayed. No redemption will be made until a request is submitted in good order.

A redemption request is considered to be in “good order” if the following information is included:

▪	The name of the Fund and Class of shares;
▪	The dollar amount or number of shares being redeemed;
▪	The account registration number; and
▪	The signatures of all registered shareholders (including a signature guarantee when necessary).

Redemption requests for accounts registered in the names of corporations, fiduciaries and institutions may require additional redemption documents, such as corporate resolutions, certificates of incumbency or copies of trust documents. Please contact USBFS if your account is registered in one of these categories.

IRA Redemption

If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. If your redemption request fails to make an indication, your redemption proceeds will be subject to withholding.

Redemption by Telephone

If you are authorized to perform telephone transactions (either through your New Account Application Form or by subsequent arrangement in writing with the Fund), you may redeem shares in any amount, but not less than $100, by instructing shareholder services by phone at 1-866-596-FUND. A signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: Neither the Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

▪	Your Fund account number;
▪	The name in which your account is registered;
▪	The social security or tax identification number under which the account is registered; and
▪	The address of the account holder, as stated in the New Account Application Form.

Signature Guarantee

In addition to the requirements discussed above, a signature guarantee may be needed for:

▪	Redemptions made by wire transfer to a bank other than the bank of record;
▪	Redemptions payable other than exactly as the account is registered or for accounts whose ownership has changed;
▪	Redemptions mailed to an address other than the address on the account or to an address that has been changed within 30 days of the redemption request;
▪	Redemptions over $50,000;
▪	Adding the telephone redemption option to an existing account; or
▪	Adding or changing automated bank instructions to an existing account.

The Fund reserves the right to require a signature guarantee under other circumstances.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Redemption Price and Payment for Fund Shares

Redemption requests are processed at the NAV next computed after the transfer agent or other authorized agent receives a redemption request in good order (as defined above).  If your redemption request is received by the transfer agent or other authorized agent in good order before the close of regular trading hours on the NYSE (currently, 4 p.m. Eastern time), the request is effective on the day received.  If your redemption request is received by the transfer agent or other authorized agent in good order after the close of regular trading hours on the NYSE, it is effective on the next business day.

Payment for your redeemed Fund shares will be mailed to you generally within one or two business days, but no later than the seventh day after your redemption request is received in good order by the transfer agent.  However, if any portion of the shares to be redeemed represents a recent purchase made by check, after processing the redemption request the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has cleared.  This delay may be up to ten calendar days.  You may avoid this delay by purchasing shares of the Fund by wire transfer or by arranging with your bank to provide telephone or written assurance to the transfer agent that the purchase payment has cleared.  The Fund may also suspend your right of redemption or postpone the payment date at times when the NYSE is closed or during certain other periods as permitted under the federal securities laws.

The Fund may be required to withhold a percentage for federal income tax (backup withholding) from dividend payments, distributions, and redemption proceeds if you do not provide a correct social security or tax identification number and the Internal Revenue Service (IRS) notifies the Fund that you are subject to backup withholding.  See “Dividends, Distributions and Taxes” in this prospectus for more information.

Your redemption payment will be mailed by check to the account name(s) and address exactly as registered, unless you requested wire transfer of the payment.  You may also elect to have proceeds sent to a predetermined bank account by electronic funds transfer through the Automated Clearing House (ACH) network.  There is no charge for redemption payments that are mailed or sent via ACH; however, ACH credit may not be available for 2-3 days.  Redemption payments sent by wire transfer must be at least $1,000, and $15.00 will be charged for each wire transfer which, for financial intermediaries, may be paid for by the Fund.  Your bank may also impose an incoming wire charge.  Wire fees are charged against the account only in the case of dollar specific redemptions.  In the case of share specific or complete liquidation, fees are deducted from the redemption proceeds.

Redemptions at the Option of the Fund

If your account balance falls below $500 as a result of redeeming or exchanging shares, the Fund reserves the right to close your account and send you the proceeds, less any applicable contingent deferred sales charge. Before taking any action, however, the Fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

The Fund may require the redemption of shares if, in its opinion, such action would prevent the Fund from becoming a personal holding company, as defined in the Internal Revenue Code.

Financial Intermediaries

You may also redeem shares of the Fund through a third party financial intermediary, such as a broker-dealer, financial institution or other financial service firm.  A financial intermediary may use procedures and impose restrictions that are different from those applicable to shareholders who redeem directly from the Fund.

Market Timing

The Fund is designed for long-term investors. Investors who engage in frequent purchases and redemptions of Fund shares, referred to as “market timing,” may dilute the value of Fund shares, interfere with the efficient management of the Fund’s portfolio and increase the Fund’s brokerage and administrative costs.  The Fund’s Board of Trustees has adopted a policy regarding such market timing.  The Fund believes that its investment strategy is not attractive to market timing investors because its portfolio holdings are primarily of domestic issuers, which eliminates “time-zone arbitrage” that may be associated with funds having significant holdings in foreign securities traded on foreign exchanges.  “Time-zone arbitrage” involve attempts by investors to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities markets on which a foreign security is traded and the NYSE that day, when the Fund’s NAV is calculated.  In addition, the Fund invests primarily in large capitalization companies that historically have exhibited a relatively low level of the short-term volatility usually sought by market timing investors.  As a result, the Fund does not currently impose any trading restrictions or redemption fees on Fund shareholders.

The Fund discourages market timing, however, and does not knowingly accommodate investors that wish to engage in market timing.  To this end, the Fund monitors trading activity using a variety of techniques.  These techniques are applied uniformly to all shareholders and may change from time to time as approved by the Fund’s Board of Trustees.  All investors are subject to the Fund’s policies and procedures regarding frequent trading, whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an investment adviser, an administrator or trustee of a retirement plan that maintains a master account (an “Omnibus Account”) with the Fund for trading on behalf of its customers.

In an effort to discourage market timing and minimize potential harm to the Fund and its shareholders, the Fund reserves the right to identify trading practices as abusive.  The Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

•	Committing staff to periodically review trading activity in order to identify trading activity that may be abusive; and
•	Seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.   Due to the complexity and subjectivity involved in identifying market timing and the volume of shareholder transactions the Fund is expected to handle, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.   In particular, there is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

If frequent trading trends are detected, an appropriate course of action is taken, which course of action will be determined by consideration of, among other things, shareholder account transaction history. The Fund reserves the right to restrict or reject, without any prior notice, any purchase or exchange order, including transactions that, in the judgment of the Fund, represent excessive trading, may be disruptive to the management of the Fund’s portfolio, may increase the Fund’s transaction costs, administrative costs or taxes, and those that may otherwise be detrimental to the interests of the Fund and its shareholders.

Additional Redemption Information

Neither the Fund, the Adviser nor the transfer agent will be liable for any loss, cost or expense of acting on written instructions believed by the party receiving the instructions to be genuine and in accordance with the procedures described in this prospectus.

CONFIRMATION AND STATEMENTS

The Fund’s transfer agent, USBFS, will send you a statement of your account after every transaction affecting your share balance or account registration.  Please allow seven to ten business days for the transfer agent to confirm your order.  The transfer agent will send a quarterly account statement to you, regardless of whether you have purchased or redeemed any shares during the quarter.  Generally, a statement with tax information will be mailed to you by January 31 of each year.  A copy of the tax statement also is filed with the IRS.

The Fund will send you an audited annual report each year and an unaudited semi-annual report after the Fund’s second fiscal quarter.  Each of these reports includes a statement listing the Fund’s portfolio securities.

SHAREHOLDER INQUIRIES

Shareholder inquiries are answered promptly.  You may call 1-866-596-FUND or write to :

By Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC PO Box 701 Milwaukee, WI 53201-0701	By Overnight or Express Mail: Keystone Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

DISTRIBUTION OF SHARES

Distributor

Quasar Distributors, LLC (“Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as distributor and principal underwriter for the Fund’s shares.  Quasar is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  The Distributor receives any applicable front-end sales charge, CDSC, and the 12b-1 distribution and shareholder servicing fees.

Distribution and Shareholder Servicing Plan

The Fund has implemented a combined Distribution and Shareholder Servicing Plan (the “Plan”) in accordance with Rule 12b-1 of the Investment Company Act of 1940.  The Plan allows the Fund to pay fees for the sale and distribution of its shares and to obtain shareholder services and provide for maintenance of shareholder accounts from financial intermediaries (including broker-dealers that sponsor mutual fund supermarket programs) and other service providers.  The maximum level of the Plan expenses is 0.30% per year of the Fund’s average daily net assets for Class A shares and 1.00% per year of the Fund’s average daily net assets for Class C shares.  As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the portion of these expenses paid by the Fund, the Adviser may make payments from its own resources, which include the investment advisory fees received from the Fund and other clients, to compensate the financial intermediaries (including broker-dealers that sponsor mutual fund supermarket programs) and other service providers that provide distribution services and shareholder servicing to the Fund.  This portion of these expenses is paid by the Adviser and not by the Fund.  The Fund’s SAI provides more information concerning payments to financial intermediaries.  Investors should consult their financial intermediary regarding the details of the payments such intermediary receives in connection with the sale or servicing of Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund declares and distributes dividends from its net investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund at least on an annual basis.  These distributions are paid in additional Fund shares unless the shareholder elects in writing to receive distributions in cash.

If you elect to receive distributions and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check or a check remains outstanding for six months, the Fund reserves the right to reinvest the check in your account at the Fund’s then-current NAV and reinvest all subsequent distributions.

The Fund will notify you following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) for the year.

The Fund intends to qualify at all times as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code.  By qualifying as a RIC and satisfying certain other requirements, the Fund will not be subject to federal income or excise taxes to the extent the Fund distributes its net investment income and realized capital gains to its shareholders.

The tax characteristics of distributions from the Fund are the same whether paid in cash or in additional shares.  For federal income tax purposes, distributions of net investment income are taxable as ordinary income to the recipient shareholders, and distributions designated as the excess of net long-term capital gain over net short-term capital loss are generally taxable as long-term capital gain to the recipient shareholder regardless of the length of time the shareholder held the Fund’s shares.  In the case of noncorporate shareholders, certain dividend distributions may be classified as qualified dividend income taxable at long-term capital gain rates.  A portion of any distribution properly designated as a dividend by the Fund may be eligible for the dividends-received deduction in the case of corporate shareholders.

You may also be subject to state or local taxes with respect to holding Fund shares or on distributions from the Fund.  You are advised to consult your tax adviser with respect to state and local tax consequences of owning shares of the Fund.

Federal law requires the Fund to withhold a percentage of all distributions and redemption proceeds paid to shareholders that have not provided their correct taxpayer identification number or certified that withholding does not apply.  Each prospective shareholder is asked to certify on its application to open an account that the social security number or other tax identification number provided is correct and that the prospective shareholder is not subject to a percentage backup withholding for previous under-reporting of income to the IRS.  The Fund generally does not accept an application to open an account that does not comply with these requirements.

This tax discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders.  There may be other federal, state or local tax considerations applicable to a particular shareholder.  Prospective investors in the Fund are urged to consult their tax advisers prior to purchasing shares of the Fund.

FINANCIAL HIGHLIGHTS

Financial information is not provided because, as of the date of this prospectus, the Fund had not commenced operations.

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Investment Adviser
Cornerstone Capital Management, Inc.
7101 West 78th Street, Suite 201
Bloomington, MN 55439

Independent Registered Public Accounting Firm
Ernst & Young, LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Custodian
U.S. Bank, National Association
425 Walnut Street
Cincinnati, OH 45202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Keystone Large Cap Growth Fund
a series of Keystone Mutual Funds

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)
The SAI of the Fund provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings.  Once available, the annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of the SAI and Annual and Semi-Annual Reports, request other information, or make general inquiries about the Fund by calling the our shareholder services (toll-free) at 1-866-596-FUND or by writing to:

Keystone Large Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You can review and copy information, including the Fund’s reports and SAI, at the Public Reference Room of the SEC in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090.  Shareholder reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov, or
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

More information may also be available at the Fund’s website: www.keystonefunds.com.

(The Trust’s SEC Investment Company Act file number is 811-21890.)